Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated November 24, 2008
to Prospectus Dated October 20, 2008

The following information supplements the information in the Prospectus regarding Security Diversified Income Fund ("Diversified Income") and Security Capital Preservation Fund ("Capital Preservation") (together, the "Funds"):

I.   Changes to Diversified Income - Transition

Effective November 24, 2008, the discussion in the prospectus regarding Diversified Income is amended substantially as follows, subject to the transition phase discussed below.

The sections titled "Fund Facts," "Investment Objective" and "Principal Investment Strategies" beginning on page 4 of the Prospectus will be amended substantially as follows:

FUND FACTS
Objective:	Current income
Benchmark:	Lehman Brothers Intermediate Government/Credit Index

INVESTMENT OBJECTIVE

The Diversified Income Fund seeks to provide current income.

PRINCIPAL INVESTMENT STRATEGIES

In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed income securities (i.e. rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager to be of comparable quality). Such fixed income securities may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. The Investment Manager will maintain a dollar-weighted average duration of 3 to 4.5 years in managing the Fund's portfolio.

While the Fund will invest primarily in domestic fixed income securities, it also may invest in dollar-denominated fixed income securities issued by foreign issuers. Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities that are not investment grade (also known as "high yield/high risk securities" or "junk bonds"). Although the Fund primarily invests in a range of fixed-income securities, there is no limit in the amount that the Fund may invest in high yield securities. Further, the Fund may enter into derivative instruments such as futures contracts, options on futures contracts, options on securities, and credit derivative instruments for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing, purchasing or selling securities.

Investment grade securities are fixed income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade securities are designated BBB, A, AA or AAA by Standard & Poor's Ratings Group and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service, or have been determined by the Investment Manager to be of comparable quality.

The Investment Manager uses a combination of a qualitative economic overview approach based upon several fixed income factors with a quantitative fundamental bottom-up approach in selecting asset classes and securities. The Investment Manager analyzes broad economic growth trends in the selection of duration weighting and construction and then uses rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market, capital structure, general economic factors and market conditions, as well as global market conditions.

To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.

Credit quality rating is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A for a more complete discussion of the meaning of the different credit quality ratings.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed or there is a change in fundamentals; (3) if it believes diversification of the Fund is compromised due to mergers or acquisitions; or (4) to meet redemption requests, among other reasons.

Under adverse market conditions, the Fund may invest some or all of its assets in cash, repurchase agreements, and money market instruments. While the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Fund of any upswing in the market.

The Fund is subject to the following principal risks: interest rate risk, credit risk, credit derivatives risk, prepayment risk, special risks associated with mortgage-backed securities, market risk, options and futures risk, foreign securities risk, restricted securities risk and high yield securities risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 8 of this prospectus.

The performance table for the Fund on page 13 of the Prospectus will be updated to reflect the change of Diversified Income's primary benchmark index to the Lehman Intermediate Government/Credit Index, and the following footnote will be added at the end of the performance table to reflect the new principal investment strategies:

On November 24, 2008, certain changes to Diversified Income Fund's investment objective, principal investment strategies, management fees and expenses became effective.

The information in the "Annual Fund Operating Expenses" table on page 18 and the "Example" tables beginning on page 20 of the Prospectus relating to the Diversified Income would be updated as follows to reflect the new investment management fee paid by the Diversified Income to the Investment Manager:

	Class A	Class B	Class C
DIVERSIFIED INCOME FUND*
Management fee	0.50%	0.50%	0.50%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.52%	0.52%	0.52%
Total annual fund operating expenses	1.27%	2.02%	2.02%
Fee reduction[1]	(0.32)%	(0.32)%	(0.32)%
Net expenses	0.95%	1.70%	1.70%
*Based on fees and expenses for the fiscal year ended December 31, 2007 and restated to reflect a higher contractual management fee.

  The Fund's Investment Manager has contractually agreed through May 1, 2010 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of the Diversified Income Fund to the indicated annual percentages of average daily net assets: 0.95% of Class A shares and 1.70% of Class B and C shares. The Investment Manager is entitled to reimbursement by Diversified Income Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated operating expenses are less than the indicated percentages.

You would pay the following expenses if you redeemed your shares at the end of each period.

	1 Year	3 Years	5 Years	10 Years
Class A	$573	$763	$1,046	$1,851
Class B	673	836	1,194	2,071
Class C	273	536	994	2,266

You would pay the following expenses if you did not redeem your shares.

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$1,046	$1,851
Class B	173	536	994	2,071
Class C	173	536	994	2,266

The following footnote will be added at the end of the table in the section titled "Management Fees" on page 21 of the Prospectus to reflect the new higher contractual investment advisory fee payable by Diversified Income to the Investment Manager:

*Effective November 24, 2008, the investment management fee payable by Diversified Income Fund to the Investment Manager is equal to 0.50% of average daily net assets on an annual basis.

The following sentence will be added at the end of the last paragraph under the section titled "Management Fees" on page 21 of the Prospectus:

In addition, a discussion regarding the basis of the Board of Directors approving an amendment to the investment advisory agreement for Diversified Income Fund, which became effective on November 24, 2008, will be available in the Funds' annual report for the fiscal year ended December 31, 2008.

In the section titled "Portfolio Managers" on page 21 of the Prospectus, all references to Diversified Income and its current portfolio manager will be deleted to reflect the change in the portfolio management arrangements, and the following information would be added under a new heading titled "Diversified Income Fund:"

Daniel W. Portanova, Portfolio Manager for Diversified Income Fund, has managed Diversified Income Fund since November 2008. He was previously at Nationwide Separate Accounts LLC. From 1995 to 2003, he served as Director, Senior Vice President and Treasurer of Groupama Asset Management NA. From 1993 to 1995, Mr. Portanova was a Managing Director at General Reinsurance Asset Management. From 1989 to 1993, Mr. Portanova was a taxable fixed income portfolio manager for General Reinsurance. Mr. Portanova also worked at Smith Barney, Harris, Upham Inc. from 1984 to 1989 as an Institutional Corporate Bond Trader. Mr. Portanova earned an MBA from Duke University's Fuqua School of Business and a BA in Economics from Boston College.

Transition phase: To facilitate the transition from the previous investment program of Diversified Income to the new one, effective on or about October 20, 2008, the Investment Manager appointed, Daniel W. Portanova to serve as co-portfolio manager with Steven M. Bowser and Christopher L. Phalen, who have been the co-portfolio managers of Diversified Income until now. Mr. Portanova is responsible for implementing Diversified Income's new investment program after November 24, 2008. Mr. Bowser has co-managed the Fund since 1995 and Mr. Phalen has co-managed the Fund since 2000 (more information about each of these portfolio managers can be found in the "Investment Manager: Portfolio Managers" section of the Prospectus). Effective November 24, 2008, when the new investment program becomes effective, the transition phase will not be completed, so Mr. Bowser and Mr. Phalen will continue to serve as co-portfolio managers with Mr. Portanova for a period of time. During the transition phase, Diversified Income may not be invested completely in accordance with either its previous or its new principal investment strategies. Investors should also note that the transition to Diversified Income's new principal investment strategies could result in increased costs and the realization of taxable gains or losses for Diversified Income (which, to the extent of actual gains or losses, would ultimately be borne by shareholders). The Investment Manager will attempt to minimize these costs, but there is no guarantee that these efforts will be successful. The duration of the transition will ultimately depend on market conditions. When this transition is completed, Mr. Portanova will be the sole portfolio manager for Diversified Income.

II.   Reorganization of Capital Preservation into Diversified Income

On August 15, 2008, the Board of Directors (the "Board") approved the reorganization of Capital Preservation into Diversified Income, as indicated in the chart below:

Acquired Fund	Acquiring Fund
Capital Preservation	Diversified Income

The Board approved the Reorganization because it believes the Reorganization is in the best interests of the Funds and their shareholders and will not dilute the interests of the Funds' shareholders. The Reorganization will be submitted to a vote of the shareholders of Capital Preservation at a meeting to be held on or about January 23, 2009. In advance of the meeting, a combined proxy statement/prospectus describing Diversified Income and the proposed Reorganization will be mailed to shareholders of record as of November 24, 2008.

If the Reorganization is approved by the shareholders of Capital Preservation and certain other conditions are satisfied, the assets and liabilities of Capital Preservation will be transferred to Diversified Income, and shareholders of Capital Preservation will become shareholders of Diversified Income. Capital Preservation shareholders will receive shares of Diversified Income, having an equivalent net asset value to their investments in Capital Preservation, in exchange for their shares of Capital Preservation. If the Reorganization is approved by shareholders of Capital Preservation, it is expected that the reorganization of the Fund would occur effective as of the close of business on or about February 20, 2009.

Please Retain This Supplement for Future Reference